UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PEPCO HOLDINGS, INC.

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Filed by Pepco Holdings, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Pepco Holdings, Inc.

Commission File No.: 001-31403

Commencing May 23, 2014, the following presentation materials will be provided to customers, media and members of the community in the various service territories of Pepco Holdings, Inc.’s utility subsidiaries, as set forth below.

Washington, D.C.

Exelon® Pepco Holdings, Inc
The Exelon & Pepco Holdings Combination
Enhancing reliability and providing benefits to customers

Customer, community and employee benefits
Reliability, investment, opportunity
Customers
$100 million in direct customer benefits
Commitment to further build on significant reliability progress underway
Enhanced emergency-response
Cost reduction opportunities
Communities
Charitable giving maintained at highest-ever levels
Pepco, Atlantic City Electric (ACE) and Delmarva Power regional headquarters locations maintained
Employees
All existing collective-bargaining agreements honored
No involuntary merger-related job losses of PHI utility employees for two years following closing
Shared company cultures and values
Workforce and supplier diversity commitments are important; will be honored and supported
More opportunities as part of larger company
The Exelon & Pepco Holdings Combination 2

Creating the leading mid-Atlantic electric and gas utility
Exelon®
Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and operates in 47 states, D.C. and Canada.
2013 assets: $80 billion
2013 revenues: $24.9 billion
2013 employees: 26,000
Commonwealth Edison
Customers:
Service Territory:
Peak Load:
2013 Rate Base: 3,800,000 11,400 sq. miles 23,753 MW $8.7 bn
PECO Energy
Customers:
Service Territory:
Peak Load:
2013 Rate Base: 2,100,000 2,100 sq. miles 8,983 MW $5.4 bn
Baltimore Gas & Electric
Customers:
Service Territory:
Peak Load:
2013 Rate Base: 1,900,000 2,300 sq. miles 7,236 MW $4.6 bn
Pepco Holdings, Inc
Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. is one of the largest energy delivery companies in the mid-Atlantic, serving about two million customers in the District of Columbia, Delaware, Maryland and New Jersey through its subsidiaries.
2013 assets: $15 billion
2013 revenues: $4.7 billion
2013 employees: 5,000
Pepco
Customers:
Service Territory:
Peak Load:
2013 Rate Base: 801,000 640 sq. miles 6,674 MW $3.4 bn
Atlantic City Electric
Customers:
Service Territory:
Peak Load:
2013 Rate Base: 545,000 2,700 sq. miles 2,797 MW $1.6 bn
Delmarva Power
Customers:
Service Territory:
Peak Load:
2013 Rate Base: 632,000 5,000 sq. miles 4,121 MW $2.0 bn
The Exelon & Pepco Holdings Combination 3

Creating the leading mid-Atlantic electric and gas utility
Newark
PA
Trenton
Philadelphia
Wilmington
MD
Baltimore
NJ
Dover
Atlantic City
Washington, DC
DE
VA
Chicago
IL
Atlantic City Electric Co. Service
Baltimore Gas and Electric Co. Service
ComEd Service
Delmarva Power Service
PECO Energy Service
Pepco Service
A larger utility footprint and access to more crews will further improve combined company’s ability to respond to major weather events.
The Exelon & Pepco Holdings Combination
4

Creating the leading mid-Atlantic electric and gas utility
Governance:
President and CEO: Chris Crane
No change to Exelon Board of Directors or senior management team
Pepco Holdings CEO Joe Rigby remains in current role until transaction closing
Approvals and Timing:
Required regulatory approvals in DC, DE, MD, NJ, VA
Federal regulatory approvals required from FERC, DOJ
State filings targeted for June 16, 2014
PHI shareholder approval later in 2014
Closing expected in second or third quarter of 2015
Headquarters and Employees:
No change to utility headquarters in local service areas
Corporate Headquarters: Chicago
Significant employee presence maintained in DC, MD, DE & NJ
No involuntary merger-related job losses of PHI utility employees for two years following closing
The Exelon & Pepco Holdings Combination 5

Powering performance
A winning combination
Transaction combines Exelon’s three top-performing utilities – BGE, PECO and ComEd – and Pepco Holdings electric and gas utilities – Pepco, Delmarva Power and ACE.
Joining a family of large utilities with distinguished emergency-response capabilities will benefit Pepco Holdings utilities and their customers during major storms, while helping to reduce costs.
Exelon and Pepco Holdings have committed to further build upon the significant reliability progress underway for Pepco, Delmarva Power and ACE customers and exceeding each jurisdiction’s service reliability standards.
Exelon commits to improving reliability at Pepco, Delmarva Power and ACE, or pay a penalty if performance goals are not met.
This commitment is backed by Exelon’s strong track record of reliability and performance:
– ComEd and PECO are delivering first-quartile performance among industry peers, and BGE’s reliability metrics have risen to their best-ever level since BGE joined Exelon in 2012.
Exelon and Pepco Holdings share cultures of continuous operational and reliability improvement, customer focus, infrastructure investment, safety, environmental stewardship and community support that will facilitate the sharing of best practices.
The Exelon & Pepco Holdings Combination
6

Delivering benefits to Pepco Holdings utility customers, employees and communities
The transaction will deliver direct benefits to:
Customers
$100 million for a Customer Investment Fund to be utilized across the PHI utilities’ service territories (equivalent to approximately $50 per Pepco Holdings customer). Use of funds will be determined by each state utility commission and could include:
Rate credits
Assistance for low-income customers
Energy-efficiency measures
Exelon will maintain and promote PHI utilities’ low-income customer assistance, energy-efficiency and demand-response programs.
In addition, Exelon will establish ring-fencing measures to maintain Pepco,
Delmarva Power and ACE as separate entities.
The Exelon & Pepco Holdings Combination 7

Delivering benefits to Pepco Holdings utility customers, employees and communities
The transaction will deliver direct benefits to:
Communities
Exelon will maintain aggregate charitable contributions and community support in the PHI utility service territory at best-ever levels for at least 10 years following merger (a $50 million commitment over 10 years).
PHI utilities will retain their local operational headquarters:
Pepco in Washington, D.C.
Delmarva Power in New Castle, DE
ACE in Mays Landing, NJ
The Exelon & Pepco Holdings Combination
8

Delivering benefits to Pepco Holdings utility customers, employees and communities
The transaction will deliver direct benefits to:
Employees
All existing collective-bargaining agreements will be honored.
No involuntary merger-related job losses of PHI utility employees for two years following closing.
Current and former employees at Pepco, Delmarva Power and ACE will receive compensation and benefits at least as favorable in the aggregate as those provided before the merger for at least two years following the transaction.
Exelon shares PHI’s commitment to workforce and supplier diversity and will maintained its strong track record in these areas.
Employees will enjoy more opportunities as part of a larger company.
The Exelon & Pepco Holdings Combination 9

Customer investment fund benefits for Washington, D.C.
pepco
Entity
Jurisdiction
Number of customers
Allocated customer investment fund
Pepco
DC
264k
$14m
The Exelon & Pepco Holdings Combination
10

Exelon® Pepco Holdings, Inc
Questions?

Delaware

Exelon
Pepco Holdings, Inc
The Exelon & Pepco Holdings
Combination
Enhancing reliability and providing
benefits to customers

Customer, community and employee benefits
Reliability, investment, opportunity Customers
$100 million in direct customer benefits
Commitment to further build on significant reliability progress underway
Enhanced emergency-response
Cost reduction opportunities Communities
Charitable giving maintained at highest-ever levels
Delmarva Power, Pepco and Atlantic City Electric (ACE) regional headquarters locations
Maintained Employees
All existing collective-bargaining agreements honored
No involuntary merger-related job losses of PHI utility employees for two years following closing
Shared company cultures and values
Workforce and supplier diversity commitments are important; will be honored and supported
More opportunities as part of larger company
The Exelon & Pepco Holdings Combination 2

Creating the leading mid-Atlantic electric and gas utility
Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and operates in 47 states, D.C. and Canada. 2013 assets: $80 billion 2013 revenues: $24.9 billion
2013 employees: 26,000 Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. is one of the largest energy delivery companies in the mid-Atlantic, serving about two million customers in Delaware, the District of Columbia, Maryland and New Jersey through its subsidiaries.
2013 assets: $15 billion 2013 revenues: $4.7 billion 2013 employees: 5,000
Commonwealth Edison Customers: Service Territory: Peak Load: 2013 Rate Base: 3,800,000
11,400 sq. miles 23,753 MW
$8.7 bn PECO Energy Customers: Service Territory: Peak Load: 2013 Rate Base: 2,100,000 2,100 sq. miles
8,983 MW $5.4 bn Baltimore Gas & Electric Customers: Service Territory: Peak Load: 2013 Rate Base: 1,900,000 2,300 sq. miles
7,236 MW $4.6 bn Pepco Customers: Service Territory: Peak Load: 2013 Rate Base: 801,000 640 sq. miles 6,674 MW $3.4 bn
Atlantic City Electric
Customers: Service Territory:
Peak Load:
2013 Rate Base:
545,000
2,700 sq. miles
2,797 MW
$1.6 bn
Delmarva Power
Customers:
Service Territory:
Peak Load:
2013 Rate Base:
632,000
5,000 sq. miles
4,121 MW
$2.0 bn
The Exelon & Pepco Holdings Combination 3

Creating the leading mid-Atlantic electric and gas utility
PA
Newark
Trenton Philadelphia Wilmington NJ MD Baltimore Dover Atlantic
City Washington, DC DE VA IL Chicago
Atlantic City Electric Co. Service
Baltimore Gas and Electric Co. Service
ComEd Service
Delmarva Power Service
PECO Energy Service
Pepco Service
A larger utility footprint and
access to more crews will further
improve combined company’s
ability to respond to major
weather events.
The Exelon & Pepco Holdings Combination 4

Creating the leading mid-Atlantic electric and gas utility
Governance: President and CEO: Chris Crane
No change to Exelon Board of Directors or senior
management team Pepco Holdings CEO Joe Rigby remains in current role until transaction closing Headquarters and Employees:
No change to utility headquarters in local service areas
Corporate Headquarters: Chicago Significant employee presence maintained in MD, DC, DE & NJ
No involuntary merger-related job losses of PHI utility
employees for two years following closing
Approvals and Timing:
Required regulatory approvals in DC, DE, MD, NJ, VA
Federal regulatory approvals required from FERC, DOJ
State filings targeted for June 16, 2014
PHI shareholder approval later in 2014
Closing expected in second or third quarter of 2015
The Exelon & Pepco Holdings Combination 5

Powering performance
A winning combination
Transaction combines Exelon’s three top-performing utilities – BGE, PECO and ComEd – and Pepco Holdings electric and gas utilities – Delmarva Power, ACE and Pepco.
Joining a family of large utilities with distinguished emergency-response capabilities will benefit Delmarva Power and its customers during major storms, while helping to reduce costs.
Exelon and Pepco Holdings are committed to further build upon the significant reliability progress underway for
Delmarva Power customers and to working with staff on their proposed path forward for the reliability investigation.
o Exelon commits to exceeding reliability targets set for Delaware, working with staff to review those standards going forward, and paying a penalty if performance goals are not met.
o Commitment is backed by Exelon’s strong track record of reliability and performance, which will assure the most efficient use of investments made in the system.
Exelon and Pepco Holdings share cultures of continuous operational and reliability improvement, customer focus, infrastructure investment, safety, environmental stewardship and community support that will facilitate the sharing of best practices.
The Exelon & Pepco Holdings Combination 6

Delivering benefits to Pepco Holdings utility customers,
employees and communities
The transaction will deliver direct benefits to:
Customers
$100 million for a Customer Investment Fund to be utilized across the PHI utilities’ service territories (equivalent to approximately $50 per Pepco Holdings customer). Use of funds will be determined by each state utility commission and could include:

•	Rate credits
•	Assistance for low-income customers

Exelon will maintain and promote PHI utilities’ low-income customer assistance, energy-efficiency and demand-response programs.
In addition, Exelon will establish ring-fencing measures to maintain
Delmarva Power, Pepco and ACE as separate entities.
The Exelon & Pepco Holdings Combination 7

Delivering benefits to Pepco Holdings utility customers,
employees and communities
The transaction will deliver direct benefits to:
Communities
Exelon will maintain aggregate charitable contributions and community support in the PHI utility service territory at best-ever levels for at least 10 years following merger (a $50 million commitment over 10 years).
PHI utilities will retain their local operational headquarters:

•	Delmarva Power in New Castle, DE
•	Pepco in Washington, D.C.
•	ACE in Mays Landing, NJ

The Exelon & Pepco Holdings Combination 8

Delivering benefits to Pepco Holdings utility customers,
employees and communities
The transaction will deliver direct benefits to:
Employees
All existing collective-bargaining agreements will be honored.
No involuntary merger-related job losses of PHI utility employees for two years following closing.
Current and former employees at Delmarva Power, Pepco and ACE will receive compensation and benefits at least as favorable in the aggregate as those provided before the merger for at least two years following the transaction.
Exelon shares PHI’s commitment to workforce and supplier diversity and will maintained its strong track record in these areas.
Employees will enjoy more opportunities as part of a larger
company.
The Exelon & Pepco Holdings Combination 9

Customer investment fund benefits for Delaware
Entity Jurisdiction Number of
customers
Allocated customer
investment fund
DPL DE 305k $17m
The Exelon & Pepco Holdings Combination 10

Questions?

Maryland

The Exelon & Pepco Holdings Combination
Enhancing reliability and providing benefits to customers

Customer, community and employee benefits
Reliability, investment, opportunity
Customers
$100 million in direct customer benefits
Commitment to further build on significant reliability progress underway
Enhanced emergency-response
Cost reduction opportunities
Communities
Charitable giving maintained at highest-ever levels
Pepco, Delmarva Power, and Atlantic City Electric (ACE) regional headquarters locations maintained
Employees
All existing collective-bargaining agreements honored
No involuntary merger-related job losses of PHI utility employees for two years following closing
Shared company cultures and values
Workforce and supplier diversity commitments are important; will be honored and supported
More opportunities as part of larger company The Exelon & Pepco Holdings Combination 2

Creating the leading mid-Atlantic electric and gas utility Headquartered in Chicago, with utility headquarters also in Baltimore Headquartered in Washington, D.C., with utility headquarters also in Delaware and Philadelphia, Exelon is the nation’s leading competitive energy and New Jersey, Pepco Holdings Inc. is one of the largest energy delivery provider. Its family of companies participates in every stage of the companies in the mid-Atlantic, serving about two million customers in energy business, from generation to power sales to transmission and Maryland, the District of Columbia, Delaware and New Jersey through its delivery, and operates in 47 states, D.C. and Canada. subsidiaries.
2013 assets: $80 billion 2013 assets: $15 billion 2013 revenues: $24.9 billion 2013 revenues: $4.7 billion 2013 employees: 26,000 2013 employees: 5,000 Commonwealth Edison Pepco Customers: 3,800,000 Customers: 801,000 Service Territory: 11,400 sq. miles Service Territory: 640 sq. miles Peak Load: 23,753 MW Peak Load: 6,674 MW 2013 Rate Base: $8.7 bn 2013 Rate Base: $3.4 bn PECO Energy Atlantic City Electric Customers: 2,100,000 Customers: 545,000 Service Territory: 2,100 sq. miles Service Territory: 2,700 sq. miles Peak Load: 8,983 MW Peak Load: 2,797 MW 2013 Rate Base: $5.4 bn 2013 Rate Base: $1.6 bn Baltimore Gas & Electric Delmarva Power Customers: 1,900,000 Customers: 632,000 Service Territory: 2,300 sq. miles Service Territory: 5,000 sq. miles Peak Load: 7,236 MW Peak Load: 4,121 MW 2013 Rate Base: $4.6 bn 2013 Rate Base: $2.0 bn
The Exelon & Pepco Holdings Combination 3

Creating the leading mid-Atlantic electric and gas utility
Newark Atlantic City Electric Co. Service Baltimore Gas and Electric Co. Service PA Trenton ComEd Service Delmarva Power Service Philadelphia PECO Energy Service Pepco Service Wilmington MD Baltimore NJ Atlantic Chicago Dover City Washington, DC DE
IL
A larger utility footprint and
VA
access to more crews will further improve combined company’s ability to respond to major weather events.
The Exelon & Pepco Holdings Combination 4

Creating the leading mid-Atlantic electric and gas utility
Governance: Headquarters and Employees: President and CEO: Chris Crane No change to utility headquarters in local service areas No change to Exelon Board of Directors or senior Corporate Headquarters: Chicago management team Significant employee presence maintained in MD, DC, DE & NJ Pepco Holdings CEO Joe Rigby remains in current role No involuntary merger-related job losses of PHI utility until transaction closing employees for two years following closing Approvals and Timing: Required regulatory approvals in DC, DE, MD, NJ, VA Federal regulatory approvals required from FERC, DOJ State filings targeted for June 16, 2014
PHI shareholder approval later in 2014
Closing expected in second or third quarter of 2015
The Exelon & Pepco Holdings Combination 5

Powering performance
A winning combination Transaction combines Exelon’s three top-performing utilities – BGE, PECO and ComEd – and Pepco Holdings electric and gas utilities – Pepco, Delmarva Power and ACE. Joining a family of large utilities with distinguished emergency-response capabilities will benefit Pepco Holdings utilities and their customers during major storms, while helping to reduce costs. Exelon and Pepco Holdings have committed to further build upon the significant reliability progress underway for Pepco, Delmarva Power and ACE customers and exceeding each jurisdiction’s service reliability standards. o Exelon commits to improving reliability at Pepco, Delmarva Power and ACE, or pay a penalty if performance goals are not met. o This commitment is backed by Exelon’s strong track record of reliability and performance: – ComEd and PECO are delivering first-quartile performance among industry peers, and BGE’s reliability metrics have risen to their best-ever level since BGE joined Exelon in 2012. Exelon and Pepco Holdings share cultures of continuous operational and reliability improvement, customer focus, infrastructure investment, safety, environmental stewardship and community support that will facilitate the sharing of best practices. The Exelon & Pepco Holdings Combination 6

Delivering benefits to Pepco Holdings utility customers, employees and communities
The transaction will deliver direct benefits to:
Customers
$100 million for a Customer Investment Fund to be utilized across the PHI utilities’ service territories (equivalent to approximately $50 per Pepco Holdings customer). Use of funds will be determined by each state utility commission and could include:
Rate credits
Assistance for low-income customers
Energy-efficiency measures
Exelon will maintain and promote PHI utilities’ low-income customer assistance, energy-efficiency and demand-response programs.
In addition, Exelon will establish ring-fencing measures to maintain Pepco, Delmarva Power and ACE as separate entities.
The Exelon & Pepco Holdings Combination 7

Delivering benefits to Pepco Holdings utility customers, employees and communities
The transaction will deliver direct benefits to:
Communities
Exelon will maintain aggregate charitable contributions and community support in the PHI utility service territory at best-ever levels for at least 10 years following merger (a $50 million commitment over 10 years).
PHI utilities will retain their local operational headquarters:
Pepco in Washington, D.C.
Delmarva Power in New Castle, DE
ACE in Mays Landing, NJ
The Exelon & Pepco Holdings Combination 8

Delivering benefits to Pepco Holdings utility customers, employees and communities
The transaction will deliver direct benefits to:
Employees
All existing collective-bargaining agreements will be honored.
No involuntary merger-related job losses of PHI utility employees for two years following closing.
Current and former employees at Pepco, Delmarva Power and ACE will receive compensation and benefits at least as favorable in the aggregate as those provided before the merger for at least two years following the transaction.
Exelon shares PHI’s commitment to workforce and supplier diversity and will maintained its strong track record in these areas.
Employees will enjoy more opportunities as part of a larger company.
The Exelon & Pepco Holdings Combination 9

Customer investment fund benefits for Maryland
Entity Jurisdiction Number of Allocated customer customers investment fund
Pepco MD 537k $29m
DPL MD 264k $11m
TOTAL 801k $40m
The Exelon & Pepco Holdings Combination 10

Questions?

New Jersey

The Exelon & Pepco Holdings
Combination
Enhancing reliability and providing
benefits to customers

Customer, community and employee benefits
Reliability, investment, opportunity
Customers
$100 million in direct customer benefits
Commitment to further build on significant reliability progress underway
Enhanced emergency-response
Cost reduction opportunities
Communities
Charitable giving maintained at highest-ever levels
Atlantic City Electric (ACE), Delmarva Power and Pepco regional headquarters locations maintained
Employees
All existing collective-bargaining agreements honored
No involuntary merger-related job losses of PHI utility employees for two years following closing
Shared company cultures and values
Workforce and supplier diversity commitments are important; will be honored and supported
More opportunities as part of larger company
The Exelon & Pepco Holdings Combination 2

Creating the leading mid-Atlantic electric and gas utility Headquartered in Chicago, with utility headquarters also in Baltimore and Philadelphia, Exelon is the nation’s leading competitive energy provider. Its family of companies participates in every stage of the energy business, from generation to power sales to transmission and delivery, and operates in 47 states, D.C. and Canada. 2013 assets: $80 billion 2013 revenues: $24.9 billion 2013 employees: 26,000 Headquartered in Washington, D.C., with utility headquarters also in Delaware and New Jersey, Pepco Holdings Inc. is one of the largest energy delivery companies in the mid-Atlantic, serving about two million customers in New Jersey, Delaware, the District of Columbia and Maryland through its subsidiaries. 2013 assets: $15 billion 2013 revenues: $4.7 billion 2013 employees: 5,000 Commonwealth Edison Customers: Service Territory: Peak Load: 2013 Rate Base: 3,800,000 11,400 sq. miles 23,753 MW $8.7 bn PECO Energy Customers: Service Territory: Peak Load: 2013 Rate Base: 2,100,000 2,100 sq. miles 8,983 MW $5.4 bn Baltimore Gas & Electric Customers:
Service Territory: Peak Load: 2013 Rate Base: 1,900,000 2,300 sq. miles 7,236 MW $4.6 bn
Pepco Customers: Service Territory: Peak Load: 2013 Rate Base: 801,000 640 sq. miles 6,674 MW $3.4 bn Atlantic City Electric Customers: Service Territory: Peak Load: 2013 Rate Base: 545,000 2,700 sq. miles
2,797 MW $1.6 bn Delmarva Power Customers: Service Territory: Peak Load: 2013 Rate Base: 632,000
5,000 sq. miles 4,121 MW $2.0 bn The Exelon & Pepco Holdings Combination 3

Creating the leading mid-Atlantic electric and gas utility Newark
PA Trenton Philadelphia Wilmington NJ Dover Atlantic City DE Baltimore MD Washington, DC VA IL
Chicago Atlantic City Electric Co. Service Baltimore Gas and Electric Co. Service ComEd Service Delmarva Power Service PECO Energy Service
Pepco Service A larger utility footprint and access to more crews will further improve combined company’s ability to respond to major weather events. The Exelon & Pepco Holdings Combination 4

Creating the leading mid-Atlantic electric and gas utility Governance: President and CEO: Chris Crane No change to Exelon Board of Directors or senior management team Pepco Holdings CEO Joe Rigby remains in current role until transaction closing Headquarters and Employees:
No change to utility headquarters in local service areas Corporate Headquarters: Chicago Significant employee presence maintained in MD, DC, DE & NJ No involuntary merger-related job losses of PHI utility employees for two years following closing
Approvals and Timing:
Required regulatory approvals in DC, DE, MD, NJ, VA
Federal regulatory approvals required from FERC, DOJ
State filings targeted for June 16, 2014
PHI shareholder approval later in 2014
Closing expected in second or third quarter of 2015
The Exelon & Pepco Holdings Combination 5

Powering performance
A winning combination
Transaction combines Exelon’s three top-performing utilities – BGE, PECO and ComEd – and Pepco Holdings electric and gas utilities – ACE, Delmarva Power and Pepco.
Joining a family of large utilities with distinguished emergency-response capabilities will benefit Pepco Holdings utilities and their customers during major storms, while helping to reduce costs.
Exelon and Pepco Holdings have committed to further build upon the significant reliability progress underway for ACE, Delmarva Power and Pepco customers and exceeding each jurisdiction’s service reliability standards.
o Exelon commits to improving reliability at ACE, Delmarva Power and Pepco, or pay a penalty if performance goals are not met.
o This commitment is backed by Exelon’s strong track record of reliability and performance:
– ComEd and PECO are delivering first-quartile performance among industry peers, and BGE’s reliability metrics have risen to their best-ever level since BGE joined Exelon in 2012.
Exelon and Pepco Holdings share cultures of continuous operational and reliability improvement, customer focus, infrastructure investment, safety, environmental stewardship and community support that will facilitate the sharing of best practices.
The Exelon & Pepco Holdings Combination 6

Delivering benefits to Pepco Holdings utility customers,
employees and communities
The transaction will deliver direct benefits to:
Customers
$100 million for a Customer Investment Fund to be utilized across the PHI utilities’ service territories (equivalent to approximately $50 per Pepco Holdings customer). Use of funds will be determined by each state utility commission and could include:
Rate credits
Assistance for low-income customers
Energy-efficiency measures
Exelon will maintain and promote PHI utilities’ low-income customer assistance, energy-efficiency and demand-response programs.
In addition, Exelon will establish ring-fencing measures to maintain ACE,
Delmarva Power and Pepco as separate entities.
The Exelon & Pepco Holdings Combination 7

Delivering benefits to Pepco Holdings utility customers,
employees and communities
The transaction will deliver direct benefits to:
Communities
Exelon will maintain aggregate charitable contributions and community support in the PHI utility service territory at best-ever levels for at least 10 years following merger (a $50 million commitment over 10 years).
PHI utilities will retain their local operational headquarters:
ACE in Mays Landing, NJ
Pepco in Washington, D.C.
Delmarva Power in New Castle, DE
The Exelon & Pepco Holdings Combination 8

Delivering benefits to Pepco Holdings utility customers,
employees and communities
The transaction will deliver direct benefits to:
Employees All existing collective-bargaining agreements will be honored.
No involuntary merger-related job losses of PHI utility employees for two years following closing.
Current and former employees at ACE, Delmarva Power and Pepco will receive compensation and benefits at least as favorable in the aggregate as those provided before the merger for at least two years following the transaction.
Exelon shares PHI’s commitment to workforce and supplier diversity and will maintained its strong track record in these areas.
Employees will enjoy more opportunities as part of a larger
company. The Exelon & Pepco Holdings Combination 9

Customer investment fund benefits for New Jersey
Entity Jurisdiction Number of
customers
Allocated customer
investment fund
ACE NJ 545k $29m
The Exelon & Pepco Holdings Combination 10

Questions?

*****

The following legends were included as a part of each of the foregoing presentations.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s First Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; (3) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (4) PHI’s First Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.